CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Annual Report of TransAKT Corporation (the "Company") on Form 20-F for the period ending December 31, 2004 as amended and as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Pomerleau, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:   /s/ Daniel Pomerleau

Name:  Daniel Pomerleau

Title:    President and Chief Executive Officer – principal executive officer

Date:    April 6, 2006